NYSE EURONEXT BOARD OF DIRECTORS UNANIMOUSLY REAFFIRMS REJECTION OF PROPOSAL FROM NASDAQ AND INTERCONTINENTAL EXCHANGE

Reaffirms Strong Commitment to Deutsche Boerse Combination -- Creates Substantially More Value for Shareholders with Clearer Path to Completion

NEW YORK, April 21, 2011 – NYSE Euronext (NYSE: NYX) announced today that its Board of Directors, consistent with its fiduciary duties and advised by its financial and legal advisors, has unanimously reaffirmed its combination agreement with Deutsche Boerse AG (XETRA:DB1) and reaffirmed its rejection of the proposal from Nasdaq OMX Group, Inc. (Nasdaq: NDAQ) and IntercontinentalExchange, Inc. (NYSE: ICE).

Speaking on behalf of the Board, NYSE Euronext Chairman Jan-Michiel Hessels said: “Our Board has reviewed the information recently provided by Nasdaq/ICE in connection with their proposal and concluded that this proposal is substantially the same as what was previously rejected. Consequently, our view has not changed. This proposal does not provide compelling value, has unacceptable execution risk and is therefore not in the best interests of NYSE Euronext shareholders.”

Mr. Hessels continued: “The Board is intensely focused on shareholder value, and we remain confident that the combination with Deutsche Boerse creates substantially more value for our shareholders. The combined company will be a global leader across all major asset classes, with the financial strength, balance sheet flexibility and synergy potential to drive revenue and earnings growth and new product innovation. The scale and strength of the business, along with its world-class management team, positions the company to shape and capitalize on the industry’s evolution and global development.”

NYSE Euronext’s financial advisers are Perella Weinberg Partners, BNP Paribas, Goldman, Sachs and Co., and Morgan Stanley & Co., Inc. Its legal advisers are Wachtell, Lipton, Rosen & Katz, Stibbe N.V. and Milbank, Tweed, Hadley & McCloy LLP.

About NYSE Euronext

NYSE Euronext (NYX) is a leading global operator of financial markets and provider of innovative trading technologies. The company's exchanges in Europe and the United States trade equities, futures, options, fixed-income and exchange-traded products. With approximately 8,000 listed issues (excluding European Structured Products), NYSE Euronext's equities markets – the New York Stock Exchange, NYSE Euronext, NYSE Amex, NYSE Alternext and NYSE Arca –represent one-third of the world's equities trading, the most liquidity of any global exchange group. NYSE Euronext also operates NYSE Liffe, one of the leading European derivatives businesses and the world's second-largest derivatives business by value of trading. The company offers comprehensive commercial technology, connectivity and market data products and services through NYSE Technologies. NYSE Euronext is in the S&P 500 index, and is the only exchange operator in the Fortune 500. For more information, please visit: http://www.nyx.com.

Press Contacts:
Robert J. Rendine	+	1.212.656.2180
Rich Adamonis	+	1.212.656.2140

George Sard/Paul Verbinnen	+	1.212.687.8080

Investor Relations Contact:
Stephen Davidson	+	1.212.656.2183

Safe Harbor Statement

NYSE Euronext is party to a proposed business combination transaction with Deutsche Boerse AG. In connection with the proposed business combination transaction, Alpha Beta Netherlands Holding N.V. (“Holding”), a newly formed holding company, has filed a Registration Statement on Form F-4 with the U.S. Securities and Exchange Commission (“SEC”) that includes (1) a draft proxy statement of NYSE Euronext that will also constitute a prospectus for Holding and (2) a draft offering prospectus of Holding to be used in connection with Holding’s offer to acquire Deutsche Boerse AG shares held by U.S. holders. When finalized, NYSE Euronext will mail the proxy statement/prospectus to its stockholders in connection with the vote to approve the merger of NYSE Euronext and a wholly owned subsidiary of Holding, and Holding will mail the offering prospectus to Deutsche Boerse AG shareholders in the United States in connection with Holding’s offer to acquire all of the outstanding shares of Deutsche Boerse AG. NYSE Euronext and Deutsche Boerse AG also expect that Holding will file an offer document with the German Federal Financial Supervisory Authority (Bundesanstalt fuer Finanzdienstleistungsaufsicht) (“BaFin”).

Investors and security holders are urged to read the proxy statement/prospectus and the offer document regarding the proposed business combination transaction if and when they become available because they will contain important information. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other related documents filed by NYSE Euronext and Holding with the SEC on the SEC’s Web site at www.sec.gov. The proxy statement/prospectus (if and when it becomes available) and other documents relating thereto may also be obtained for free by accessing NYSE Euronext’s Web site at www.nyse.com and Deutsche Boerse AG’s Web site at www.deutsche-boerse.com. The offer document will be made available at Holding’s Web site at www.global-exchange-operator.com following clearance by the BaFin.

This document is neither an offer to purchase nor a solicitation of an offer to sell shares of Holding, Deutsche Boerse AG or NYSE Euronext. The final terms and further provisions regarding the public offer will be disclosed in the offer document after the publication has been approved by the BaFin and in documents that will be filed with the SEC. Holding reserves the right to deviate in the final terms of the public offer from the basic information described herein.

Investors and holders of NYSE Euronext shares and Deutsche Boerse AG shares are strongly encouraged to read the offer document and all documents in connection with the public offer as soon as they are published, since they will contain important information.

No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

This announcement and related materials do not constitute in France an offer for ordinary shares in Alpha Beta Netherlands Holding N.V. The relevant final terms of the proposed business combination transaction will be disclosed in the information documents reviewed by the competent European market authorities.

PARTICIPANTS IN THE SOLICITATION

NYSE Euronext, Deutsche Boerse AG, Holding and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Euronext stockholders in respect of the proposed business combination transaction. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.

FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements about NYSE Euronext, Deutsche Boerse AG, Holding, the enlarged group and other persons, which may include statements about the proposed business combination, the likelihood that such transaction could be consummated, the effects of any transaction on the businesses of NYSE Euronext or Deutsche Boerse AG, and other statements that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and the development of the industries in which NYSE Euronext and Deutsche Boerse AG operate may differ materially from those made in or suggested by the forward-looking statements contained in this document. Any forward-looking statements speak only as at the date of this document. Except as required by applicable law, none of NYSE Euronext, Deutsche Boerse AG or Holding undertakes any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact: Robert Rendine
Phone: 212.656.2180
Email: rrendine@nyx.com